EXHIBIT 99.1

                           OMEGA FINANCIAL CORPORATION

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      This certification is intended to accompany Omega Financial Corporation's (the "Company") Quarterly Report on Form 10-Q for the quarter ending September 30, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of my knowledge, I, David B. Lee, hereby certify in my capacity as the Chief Executive Officer of the Company, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  October 31, 2002                                 /s/ David B. Lee
                                                        -----------------------
                                                        David B. Lee
                                                        Chief Executive Officer

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                                  EXHIBIT 99.2

                          OMEGA FINANCIAL CORPORATION.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      This certification is intended to accompany Omega Financial Corporation's (the "Company") Quarterly Report on Form 10-Q for the quarter ending September 30, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of my knowledge, I, Daniel L. Warfel, hereby certify in my capacity as the Chief Financial Officer of the Company, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                    /s/ Daniel L. Warfel
                                                    -----------------------
                                                    Daniel L. Warfel
                                                    Chief Financial Officer

Date:  October 31, 2002